Leases	12 Months Ended
Nov. 30, 2021
Leases [Abstract]
Leases	Leases
On December 1, 2019, the Company adopted the FASB issued guidance, Leases using the modified retrospective approach. Substantially all of our leases for which we are the lessee are operating leases of port facilities and real estate and are included within operating lease right-of-use assets, long-term operating lease liabilities and current portion of operating lease liabilities in our Consolidated Balance Sheet as of November 30, 2021.

We have port facilities and real estate lease agreements with lease and non-lease components, and in such cases, we account for the components as a single lease component.

We do not recognize lease assets and lease liabilities for any leases with an original term of less than one year. For some of our port facilities and real estate lease agreements, we have the option to extend our current lease term by 1 to 10 years. Generally, we do not include renewal options as a component of our present value calculation as we are not reasonably certain that we will exercise the options.

As most of our leases do not have a readily determinable implicit rate, we estimate the incremental borrowing rate (“IBR”) to determine the present value of lease payments. We apply judgment in estimating the IBR including considering the term of the lease, the currency in which the lease is denominated, and the impact of collateral and our credit risk on the rate.

We amortize our lease assets on a straight-line basis over the lease term. The components of expense were as follows:

	November 30,
(in millions)	2021	2020
Operating lease expense	$203	$203
Variable lease expense (a) (b)	$(100)	$(61)

(a)Variable lease expense represents costs associated with our multi-year preferential berthing agreements which vary based on the number of passengers. These costs are recorded within commission, transportation and other in our Consolidated Statements of Income (Loss). Variable and short-term lease costs related to operating leases, other than the port facilities, were not material to our consolidated financial statements.
(b)Several of our preferential berthing agreements have force majeure provisions. We have treated the concessions granted under such provisions as variable payment adjustments. If our interpretation of the force majeure provisions is disputed, we could be required to record and make additional guarantee payments.

The cash outflow for leases was materially consistent with the lease expense recognized during 2021.

We have multiple agreements, with a total undiscounted minimum commitment of approximately $321 million, that have been executed but the lease term has not commenced as of November 30, 2021. These are substantially all related to our rights to use certain port facilities. The leases are expected to commence in 2022.

During 2021, we obtained $114 million of right-of-use assets in exchange for new operating lease liabilities.
Weighted average of the remaining lease terms and weighted average discount rates are as follows:

	November 30, 2021	November 30, 2020
Weighted average remaining lease term - operating leases (in years)	12	13
Weighted average discount rate - operating leases	3.8%	3.4%

As of November 30, 2021, maturities of operating lease liabilities were as follows:

(in millions) Year
2022	$202
2023	186
2024	167
2025	158
2026	145
Thereafter	880
Total lease payments	1,739
Less: Present value discount	(358)
Present value of lease liabilities	$1,381
For time charter arrangements where we are the lessor and for transactions with cruise guests related to the use of cabins, we do not separate lease and non-lease components. As the non-lease components are the predominant components in the agreements, we account for these transactions under the Revenue Recognition guidance.